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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               iAsiaWorks, Inc.
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            (Exact name of registrant as specified in its charter)


               California                                94-3228782
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 (State of incorporation or organization)    (I.R.S. EmployerIdentification No.)


2000 Alameda de las Pulgas, Suite 125, San Mateo, California           94403
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 (Address of principal executive offices)                            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered


         NOT APPLICABLE                                NOT APPLICABLE
-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form
relates:   333-35278       (if applicable)
          ------------------
Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, Par Value $0.001
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                               (Title of Class)

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                               (Title of Class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-35278).

                                                                 SEC 1922 (2-99)
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Item 2.  Exhibits.

Exhibit No.    Description
-----------    -----------
3.2            Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the
               Registrant's Registration Statement on Form S-1 (File No. 333-35278)).

3.4            Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Registrant's Registration
               Statement on Form S-1 (File No. 333-35278)).

4.1            Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's
               Registration Statement on Form S-1 (File No. 333-35278)).

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  iAsiaWorks, Inc.
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Date    July 31, 2000
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By      /s/ JoAnn Patrick-Ezzell
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       President and Chief Executive Officer